WELLS FARGO FUNDS TRUST

California Tax-Free Money Market Trust
Money Market Trust
National Tax-Free Money Market Trust

Supplement Dated September 10, 2002
to the Statement of Additional Information Dated August 1, 2002,
as Supplemented August 23, 2002 and September 6, 2002

            The September 6, 2002 supplement to the Statement of Additional Information disclosed that Internet account access was expected to be offered to shareholders of the California Tax-Free Money Market Trust, Money Market Trust and National Tax-Free Money Market Trust beginning on or about October 1, 2002. Shareholders of these funds will not have account access via the Internet.